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                      SIXTH AMENDMENT TO GUARANTY AGREEMENT



         THIS SIXTH AMENDMENT TO GUARANTY AGREEMENT (the "Sixth Amendment"), dated as of November 17, 1997, is made by and between

         CONSO PRODUCTS COMPANY, a corporation organized and existing under the laws of the State of South Carolina (the "Guarantor"); and

         NATIONSBANK, N.A., a national banking association organized and existing under the laws of the United States (the "Bank").


RECITALS:

         A. The Guarantor entered into that certain Guaranty Agreement, dated May 6, 1994, as amended (the "Guaranty Agreement").

         B. The Guarantor and the Bank have agreed to modify and amend the Guaranty Agreement as set forth herein.

         NOW THEREFORE, the parties hereto agree as follows:

         1. The Guaranty Agreement is hereby amended as follows:

                  (a) Recital 1 is amended in its entirety so that such Recital now reads as follows:

                           1. The Bank has agreed to make loans (the "Loans") to
                  the Borrower pursuant to the terms and conditions of that certain Promissory Note, dated November 17, 1997, executed by the Borrower in favor of the Bank in the original principal amount of up to (pound)6,500,000 (the "Note").

         2. Except as hereby modified, all the terms and provisions of the Guaranty Agreement remain in full force and effect.

         3. The Guarantor will execute such additional documents as are reasonably requested by the Bank to reflect the terms and conditions of this Sixth Amendment and will cause to be delivered such certificates, legal opinions and other documents as are reasonably required by the Bank.

         4. This Sixth Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Sixth Amendment to produce or account for more than one counterpart.


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         5. This Sixth Amendment and all other documents executed pursuant to the transactions contemplated herein shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with, the internal laws and judicial decisions of the State of North Carolina.

         IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be executed by their fully authorized officers as of the day and year first above written.



                                     CONSO PRODUCTS COMPANY
ATTEST:

By                                   By
       -------------------------            --------------------------

Title                                Title
       -------------------------            --------------------------

         (Corporate Seal)


                                     NATIONSBANK, N.A.


                                     By
                                          ------------------------------
                                          William A. Serenius,
                                          Senior Vice President



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